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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 12, 1996

                                WITCO CORPORATION
              -----------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)

      Delaware                     1-4654                  13-1870000
  ------------------------------------------------------------------------
  (State or other               (Commission             (I.R.S. Employer
  jurisdiction of               File Number)           Identification No.)
  incorporation)

                 One American Lane, Greenwich, Connecticut 06831
               --------------------------------------------------
              (Address of Principal Executive Officers) (Zip Code)

                                  (203)552-2000
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.        Other Events

        On December 12, 1996, Witco Corporation (the "Company") announced the details of a major corporate restructuring plan (the "Plan"), including a fourth quarter pre-tax charge to earnings of $421 million relating to the restructuring and other matters. The Plan calls for a decrease in annual operating costs of more than $200 million by the end of 1999, a consolidation in worldwide manufacturing facilities from 46 to 31 and a consolidation of certain related distribution and administrative centers. The Plan also calls for the investment over the three year period of over $600 million of internally generated funds to support future business growth, to modernize remaining plants and replace the capacity in closed facilities, for environmental, safety and other items and to upgrade information systems. A reduction of approximately 1,800 employees of the Company from the current level of 6,800 will occur during the three year period.

        The Company also reported that it expected fourth quarter 1996 net income from continuing operations to be approximately equal to that of the same quarter in 1995, excluding in both periods non-recurring items.

        Information contained herein includes "forward-looking statements" which are not historical facts. These statements involve risks and uncertainities that could cause actual results to differ materially including, without limitation, the Company's ability to generate appropriate cashflow, the cost and timing of the implementation of capital improvements, the Compnay's ability to effectively divest certain assets, certain global and regional economic conditions and other factors detailed in the Company's other Securities and Exchange Commission filings.

        The complete text of the press release issued by the Company is attached as an exhibit to this document.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

             99     Press Release, dated December 12, 1996.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   WITCO CORPORATION

                                                /s/ Dustan E. McCoy
                                   --------------------------------------------
                                   Name:  Dustan E. McCoy
                                   Title: Senior Vice President, General Counsel
                                          and Corporate Secretary

Dated:  December 12, 1996



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                                  Exhibit Index

Exhibit No.    Exhibit                                           Page No.
----------     -------                                           --------
99             Press release of the registrant,                     5
               dated December 12, 1996.





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